UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2007

The Charles Schwab Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-9700

Delaware	94-3025021
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

120 Kearny Street, San Francisco, CA 94108

(Address of principal executive offices, including zip code)

(415) 636-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The Charles Schwab Corporation (the Company) is filing this Current Report on Form 8-K for the purpose of conforming certain of its historical business segment information to reflect its realigned segment reporting structure, which the Company changed effective for the quarter ended June 30, 2007. The Company’s segments are as follows: Schwab Investor Services, Schwab Institutional, and Schwab Corporate and Retirement Services. The segment change is in accordance with the provisions of Statement of Financial Accounting Standard No. 131, Disclosures about Segments of an Enterprise and Related Information, and reflects the manner in which the Company is currently managing its businesses. This Current Report on Form 8-K updates the following information in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2007 to reflect the segment change:

Form 10-K:

    Item 1. Business

    Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

    Item 8. Financial Statements and Supplementary Data (revisions to notes 2 and 21)

Form 10-Q:

    Item 1. Condensed Consolidated Financial Statements (Unaudited) (revisions to notes 2 and 10)

    Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

All updates to the Company’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q relate solely to the presentation of segment-specific disclosures on a basis consistent with the realigned segment reporting structure and have no effect on the Company’s previously reported results of operations, financial condition, or cash flows. All other information in the Annual Report on Form 10-K and Quarterly Report on Form 10-Q remains unchanged and has not been otherwise updated for events occurring after the date of each respective report. The information in this Current Report on Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q, which were filed with the Securities and Exchange Commission (except for the items updated herein).

The information in this Current Report on Form 8-K is deemed incorporated by reference into the Company’s registration statements filed under the Securities Exchange Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	From The Charles Schwab Corporation Annual Report on Form 10-K for the year ended December 31, 2006: “Part I - Item 1. Business”, “Part II - Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and “Part II - Item 8. Financial Statements and Supplementary Data (revisions to notes 2 and 21).”

99.2	From The Charles Schwab Corporation Quarterly Report on Form 10-Q for the three months ended March 31, 2007: “Part I – Financial Information - Item 1. Condensed Consolidated Financial Statements (Unaudited) (revisions to notes 2 and 10)” and “Part I – Financial Information - Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

Date:	July 17, 2007	By:	/s/ Joseph R. Martinetto
Joseph R. Martinetto
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	From The Charles Schwab Corporation Annual Report on Form 10-K for the year ended December 31, 2006: “Part I - Item 1. Business”, “Part II - Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and “Part II - Item 8. Financial Statements and Supplementary Data (revisions to notes 2 and 21).”

99.2	From The Charles Schwab Corporation Quarterly Report on Form 10-Q for the three months ended March 31, 2007: “Part I – Financial Information - Item 1. Condensed Consolidated Financial Statements (Unaudited) (revisions to notes 2 and 10)” and “Part I – Financial Information - Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

4